UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes–111.4%
Massachusetts–76.0%
$500,000	Berkshire, MA Power Cooperative Corp.[1]	5.250%		07/01/2027	$540,345
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500		09/01/2035	107,555
1,395,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)	5.875		07/01/2018	1,395,935
50,000	Bourne, MA GO1	5.100		05/15/2016	50,196
25,000	Dudley, MA GO	5.500		05/01/2017	25,107
20,000	Dudley, MA GO1	5.600		05/01/2020	20,055
175,000	MA Devel. Finance Agency (Assumption College)	5.750		03/01/2020	175,347
385,000	MA Devel. Finance Agency (Assumption College)	6.000		03/01/2030	385,431
1,755,000	MA Devel. Finance Agency (Boston Architectural College)	5.000		01/01/2027	1,592,908
1,750,000	MA Devel. Finance Agency (Boston Architectural College)	5.000		01/01/2037	1,481,323
5,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650		02/01/2019	5,000
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750		02/01/2029	154,360
250,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000		10/01/2040	267,463
290,000	MA Devel. Finance Agency (Curry College)[1]	5.000		03/01/2035	292,216
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000		03/01/2036	1,141,244
10,000	MA Devel. Finance Agency (Curry College)[1]	5.375		03/01/2019	10,017
225,000	MA Devel. Finance Agency (Curry College)[1]	5.500		03/01/2029	225,189
500,000	MA Devel. Finance Agency (Dominion Energy Brayton Point)[1]	5.750		12/01/2042	596,145
315,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	315,180
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	349,993
750,000	MA Devel. Finance Agency (Emerson College)[1]	5.500		01/01/2030	829,230
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000		01/01/2024	20,051
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035	250,288
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)[1]	7.000		07/01/2042	584,350
25,000	MA Devel. Finance Agency (Franklin W. Olin College of Engineering)[1]	5.250		07/01/2033	25,413
1,500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.500		06/01/2029	1,082,205
500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)	7.875		06/01/2044	360,610
30,000	MA Devel. Finance Agency (Hampshire College)[1]	5.625		10/01/2024	31,066
1,000,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031	1,083,110
374,433	MA Devel. Finance Agency (Linden Ponds)	9.377	[2]	11/15/2056	1,932
75,280	MA Devel. Finance Agency (Linden Ponds)	5.500		11/15/2046	46,576
1,418,083	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	1,027,118
305,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750		07/01/2023	305,207

1	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon	Maturity	Value
$40,000	MA Devel. Finance Agency (Massdevel./Saltonstall Building Redevel. Corp.)[1]	5.125%	08/01/2028	$40,022
10,000	MA Devel. Finance Agency (May Institute)	5.600	09/01/2012	10,016
200,000	MA Devel. Finance Agency (May Institute)	5.750	09/01/2024	200,060
200,000	MA Devel. Finance Agency (May Institute)	5.750	09/01/2029	200,004
25,000	MA Devel. Finance Agency (May Institute)	6.000	09/01/2019	25,022
500,000	MA Devel. Finance Agency (Mount Holyoke College)[1]	5.000	07/01/2041	547,995
1,125,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500	12/01/2019	1,135,856
400,000	MA Devel. Finance Agency (Orchard Cove)	5.250	10/01/2037	374,248
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)	5.125	06/01/2031	312,973
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2041	1,095,990
115,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	115,018
550,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	517,611
1,000,000	MA Devel. Finance Agency (Tufts Medical Center)[1]	7.250	01/01/2032	1,210,280
410,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	449,135
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	896,690
515,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	527,535
4,295,000	MA Educational Financing Authority, Series H3	6.350	01/01/2030	4,630,568
125,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2021	125,228
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	545,590
375,000	MA H&EFA (Baystate Medical Center)[1]	5.700	07/01/2027	375,525
200,000	MA H&EFA (Baystate Medical Center)[1]	5.750	07/01/2033	200,260
100,000	MA H&EFA (Berkshire Community College Foundation)	5.000	10/01/2013	100,050
75,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	75,083
145,000	MA H&EFA (Boston Medical Center)[1]	5.000	07/01/2029	145,605
100,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2014	100,438
100,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2016	100,438
1,000,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2038	1,031,920
30,000	MA H&EFA (Caregroup/Beth Israel Deaconess Medical Center Obligated Group)[1]	5.000	07/01/2025	30,023
1,080,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	1,268,752
500,000	MA H&EFA (Children’s Hospital)[1]	5.250	12/01/2039	549,375
500,000	MA H&EFA (Covenant Health System/Surgicenter at St. Joseph Hospital Obligated Group)[1]	5.000	07/01/2031	517,145
280,000	MA H&EFA (East Concord Medical Foundation)	6.450	03/01/2020	280,286
25,000	MA H&EFA (Emerson Hospital)	5.000	08/15/2035	23,189
1,330,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2030	1,337,408
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	24,670
150,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2014	150,474
50,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	5.000	07/01/2018	50,125
1,000,000	MA H&EFA (Harvard University)[1]	5.125	07/15/2037	1,002,190

2	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon	Maturity	Value
$40,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000%	07/01/2031	$40,580
125,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	123,564
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	150,062
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	50,011
750,000	MA H&EFA (Lowell General Hospital)[1]	5.125	07/01/2035	763,793
15,000	MA H&EFA (MWRH Corp./Tri-County Medical Associates/Milford-Whitinsville Regional Hospital Obligated Group)	5.750	07/15/2013	15,035
500,000	MA H&EFA (Northeastern University)[1]	5.000	10/01/2032	566,205
525,000	MA H&EFA (Saints Memorial Medical Center)[1]	6.000	10/01/2023	524,942
105,000	MA H&EFA (Simmons College)[1]	5.125	10/01/2028	105,090
150,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2029	176,445
1,040,000	MA H&EFA (Simmons College)[1]	8.000	10/01/2039	1,223,352
150,000	MA H&EFA (South Shore Hospital)[1]	6.500	07/01/2022	164,718
25,000	MA H&EFA (Springfield College)[1]	5.250	10/15/2033	25,208
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	519,260
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	571,585
265,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	265,111
215,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	215,030
60,000	MA HFA (Rental Hsg.)[1]	5.050	07/01/2018	61,132
1,725,000	MA HFA (Rental Mtg.)[1]	5.250	01/01/2046	1,737,472
500,000	MA HFA, Series A1	5.100	12/01/2030	529,625
1,085,000	MA HFA, Series A1	5.300	06/01/2049	1,122,074
45,000	MA HFA, Series A1	5.375	06/01/2016	45,054
55,000	MA HFA, Series A1	5.550	07/01/2032	55,051
750,000	MA HFA, Series B1	5.250	12/01/2030	800,288
235,000	MA HFA, Series B1	5.400	12/01/2028	235,230
500,000	MA HFA, Series C1	5.000	12/01/2030	530,335
480,000	MA HFA, Series C1	5.300	12/01/2037	497,947
50,000	MA HFA, Series E1	5.200	12/01/2034	50,714
250,000	MA HFA, Series F1	5.700	06/01/2040	266,490
10,000	MA HFA, Series P1	5.000	12/01/2023	10,099
15,000	MA HFA, Series P1	5.200	12/01/2045	15,065
930,000	MA Industrial Finance Agency (Aquarion Water Company of Massachusetts)	6.950	12/01/2035	930,791
655,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	656,258
25,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	25,065
115,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	114,999
145,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)	6.500	08/01/2037	145,329
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.900	12/01/2029	495,515
370,000	MA Industrial Finance Agency (Merrimack College)[1]	5.000	07/01/2027	370,218

3	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
$405,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450%		12/01/2012	$405,498
30,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.600		12/01/2019	30,114
685,000	MA Industrial Finance Agency (Shed)	7.250		09/01/2017	665,580
125,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350		06/01/2028	125,106
500,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.700		06/01/2018	501,180
120,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2021	113,432
1,130,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2027	1,007,259
30,000	MA Port Authority (Delta Air Lines)	5.200		01/01/2020	28,961
600,000	MA Port Authority (US Airways)	5.750		09/01/2016	601,530
1,650,000	MA Port Authority (US Airways)	5.875		09/01/2023	1,655,858
25,000	MA Port Authority (US Airways)	6.000		09/01/2021	25,014
500,000	MA Port Authority Facilities[1]	5.125		07/01/2041	544,355
40,000	MA Water Pollution Abatement Trust[1]	5.125		08/01/2013	40,160
30,000	MA Water Pollution Abatement Trust	5.125		02/01/2031	30,133
25,000	MA Water Pollution Abatement Trust[1]	5.125		02/01/2031	25,085
10,000	MA Water Pollution Abatement Trust	5.250		08/01/2014	10,041
5,000	MA Water Pollution Abatement Trust	5.375		08/01/2027	5,023
10,000	MA Water Pollution Abatement Trust	5.500		08/01/2030	10,048
10,000	MA Water Pollution Abatement Trust[1]	5.500		08/01/2030	10,038
25,000	Martha’s Vineyard, MA Regional High School District No. 100	5.000		12/15/2014	25,097
25,000	Raynham, MA GO1	5.000		08/01/2018	25,314
10,000	Tauton, MA GO1	5.000		03/01/2017	10,083
45,000	Tauton, MA GO1	5.000		03/01/2019	45,368
150,000	Tewksbury, MA GO1	5.800		02/15/2019	150,605
25,000	Wareham, MA Fire District	5.100		07/15/2013	25,094
185,000	Wareham, MA Fire District[1]	5.250		07/15/2016	185,722
195,000	Wareham, MA Fire District[1]	5.300		07/15/2018	195,415
195,000	Wareham, MA Fire District[1]	5.300		07/15/2019	195,388
100,000	Wenham, MA GO1	5.000		06/01/2020	100,792
15,000	Worcester, MA GO	5.500		08/15/2016	15,050
150,000	Worcester, MA GO1	5.700		08/01/2013	150,534

					56,254,581
U.S. Possessions–35.4%
400,000	Guam GO1	6.750		11/15/2029	444,020
600,000	Guam GO1	7.000		11/15/2039	669,318
750,000	Guam Government Business Privilege[1]	5.250		01/01/2036	822,593
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	254,925
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	850,850
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[2]	06/01/2057	23,060
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	522,630
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,048,950

4	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Principal Amount		Coupon		Maturity	Value
$1,020,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375%		05/15/2033	$1,019,939
220,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	219,982
2,075,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,074,813
29,780,000	Puerto Rico Children’s Trust Fund (TASC)	6.652	[2]	05/15/2050	2,116,465
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	683,350
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	329,880
1,500,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,620,360
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	844,793
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	256,473
530,000	Puerto Rico IMEPCF (American Airlines)[4]	6.450		12/01/2025	225,833
100,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	103,145
705,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	741,568
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,836,587
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	100,761
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	100,335
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	100,406
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,150,440
1,665,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,950,664
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	540,485
560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	615,782
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[2]	08/01/2034	291,830
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,171,450
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	1,021,260
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	550,580
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	559,050
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000		10/01/2029	534,650
335,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	327,935
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	506,302

					26,231,464

Total Investments, at Value (Cost $81,159,335)-111.4%					82,486,045

Liabilities in Excess of Other Assets-(11.4)					(8,437,427)

Net Assets-100.0%					$74,048,618

Footnotes to Statement of Investments

*	June 29, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Zero coupon bond reflects effective yield on the date of purchase.
3.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
4.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

To simplify the listings of securities, abbreviations are used per the table below:

FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HFA	Housing Finance Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS	VinFen Clinical Services

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities

6	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

7	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the

8	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 29, 2012, the Fund’s maximum exposure under such agreements is estimated at $3,510,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 29, 2012, municipal bond holdings with a value of $4,630,568 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $3,510,000 in short-term floating rate securities issued and outstanding at that date.

At June 29, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate [2]	Maturity Date	Value
$795,000	MA Educational Financing Authority ROLs[3]	26.415%	1/1/30	$1,120,568

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

9	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $3,510,000 as of June 29, 2012.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$526,480
Market Value	$225,833
Market Value as a % of Net Assets	0.3%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

10	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

11	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

12	Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$56,254,581	$—	$56,254,581
U.S. Possessions	—	26,231,464	—	26,231,464

Total Assets	$—	$82,486,045	$—	$82,486,045

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$77,704,581	[1]

Gross unrealized appreciation	$4,883,972
Gross unrealized depreciation	(3,557,262)

Net unrealized appreciation	$1,326,710

1.	The Federal tax cost of securities does not include cost of $3,454,754, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

13	Oppenheimer Rochester Massachusetts Municipal Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012